SCHEDULE 14A INFORMATION
                                     PROXY STATEMENT PURSUANT TO SECTION 14(A)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                             [X]

Filed by a Party other than the Registrant                          [  ]

Check the Appropriate Box:

[x]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))                       [  ]

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                                 The Virtus Funds

          --------------------------------------------------------------
         (Name of Registrants as Specified in Their Charters)


                                 The Virtus Funds

       --------------------------------------------------------------------
           (Name of Persons Filing Proxy Statement)


Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:




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         (2) Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         (4) Proposed maximum aggregate value of transaction:



         (5)      Total fee paid:



[ ]      Fee paid previously with preliminary material

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:


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                                             [Virtus Funds Letterhead]


January ___, 1998


Dear Shareholder:

I am writing to shareholders of The Virtus Funds' Maryland Municipal Bond Fund (the "Fund") to inform you of a special shareholders' meeting (the "Meeting") to be held on February 20, 1998. Before the Meeting I would like your vote on the important issues affecting your Fund as described in the attached Proxy Statement.
The Meeting is necessitated by the events described below.

On July 18, 1997, Signet Banking Corporation ("Signet") agreed to merge with and into a wholly-owned subsidiary of First Union Corporation ("First Union") (the "Merger"). Prior to November 28, 1997, Signet was the ultimate parent of Virtus Capital Management, Inc. ("Virtus"), the investment adviser to the Fund. Since the consummation of the Merger on November 28, 1997, Virtus has been a wholly-owned subsidiary of First Union.

First Union National Bank ("FUNB") is a subsidiary of First Union. The Capital Management Group (the "CMG") of FUNB and its investment adviser affiliates manage or otherwise oversee the investment of over $__ billion in assets belonging to a wide-range of clients, including the Evergreen family of mutual funds, which funds had assets of $__ billion as of November 30, 1997.

As a consequence of the Merger and in order to facilitate the investment management of assets and the delivery of shareholder services to the Fund and to integrate the Fund into the Evergreen family of mutual funds, the Trustees of your Fund are proposing for your approval the reorganization of the Fund from a series of a Massachusetts business trust (The Virtus Funds) to a series of a Delaware business trust, Evergreen Municipal Trust (the "Successor Trust"), new investment advisory arrangements with FUNB, an interim investment advisory agreement with Virtus, the reclassification of the Fund's investment objective from fundamental to nonfundamental, the adoption of standardized fundamental investment restrictions for the Fund and the reclassification of certain fundamental restrictions to nonfundamental.

Although we would like very much to have each shareholder attend the Meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose.

If you return your proxy or proxies promptly you can help your Fund avoid follow-up mailings to achieve a quorum. If your shares in the Fund are held in street

                                                        -1-

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name, your bank or broker can vote your shares,  but may do so only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today. If you decide between now and the meeting that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting.

The Board of Trustees of the Fund has unanimously approved the proposal and recommend that you vote FOR all of the proposals described in this proxy statement.

If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. They will remind you to vote your shares.

Thank you for taking these matters seriously and participating in this important process.

Sincerely,


-----------------------
[Name]
President
The Virtus Funds



                                                        -2-

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                               THE VIRTUS FUNDS
                       The Maryland Municipal Bond Fund
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779


      -------------------------------------------------------------------

                   NOTICE OF SPECIAL  MEETING OF  SHAREHOLDERS
                        To Be Held on February 20, 1998
      -------------------------------------------------------------------


         Notice Is Hereby Given that a Special Meeting (the "Meeting") of Shareholders of The Maryland Municipal Bond Fund (the "Fund") of The Virtus Funds (the "Current Trust"), will be held at the offices of the Evergreen Funds, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on Thursday, February 20, 1998 at 2:00 p.m., Eastern time, for the following purposes:

               1. To consider and act upon an Agreement and Plan of Conversion (the "Plan") for the Fund providing for the reorganization of the Fund from a series of the Current Trust, a Massachusetts business trust, to a corresponding series, the Evergreen Maryland Municipal Bond Fund (the "Successor
                    Fund") of Evergreen Municipal Trust, a Delaware business trust (the "Successor Trust"), and in connection therewith, the acquisition by the Successor Fund of all of the assets of the Fund in exchange for shares of the Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund. The Plan also provides for the distribution of such shares of the Successor Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund.

         2. To consider and act upon a new investment advisory agreement between the Successor Trust on behalf of the Successor Fund and the Capital Management Group (the "CMG") of First Union
                  National Bank ("FUNB"), a subsidiary of First Union Corporation, ("First Union").

          3. To consider and act upon an interim investment advisory agreement between the Fund and Virtus Capital Management, Inc. ("Virtus"), prior to November 28, 1997, a subsidiary of Signet Banking Corporation ("Signet"), and since such date, as a result of a merger of Signet with and into a subsidiary of First Union, a subsidiary of First Union, and the Fund's current investment adviser, such interim investment advisory agreement to be in place until the reorganization of the Fund into the Successor Fund, such reorganization currently being expected to occur on or about February 27, 1998.

         4. To consider approval of the reclassification of the investment objective of the Fund from fundamental to nonfundamental.

         5.       To consider adoption of standardized  investment  restrictions
                  by  amending   or   reclassifying   the  current   fundamental
                  investment restrictions of the Fund.

         6. To transact any other business which may properly come before the Meeting or any adjournments thereof.

The close of business on December 26, 1997 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournments thereof.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.



               By Order of the Board of Trustees



                                                     John W. McGonigle
                                                     Secretary
January 5, 1998







                                                        -2-

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                                       INSTRUCTIONS FOR EXECUTING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

       Registration                                 Valid Signature

       Corporate Accounts
       (1)      ABC Corp.                           (1)  ABC Corp.
                                                          John Doe, Treasurer
       (2)      ABC Corp.                           (2)  John Doe, Treasurer
                c/o John Doe, Treasurer
       (3)      ABC Corp. Profit Sharing Plan       (3)  John Doe, Trustee

       Trust Accounts
       (1)      ABC Trust                           (1)  Jane B. Doe, Trustee
       (2)      Jane B. Doe, Trustee                (2)  Jane B. Doe
                u/t/d 12/28/78

       Custodial or Estate Accounts
       (1)      John B. Smith, Cust.                (1)  John B. Smith
                f/b/o John B. Smith, Jr. UGMA
       (2)      John B. Smith, Jr.                  (2)  John B. Smith, Jr.,
                                                         Executor

                              THE VIRTUS FUNDS
                      The Maryland Municipal Bond Fund
       Federated Investors Tower
  Pittsburgh, Pennsylvania 15222-3779
              -------------------------------------------------

            PROXY STATEMENT
    Special Meeting of Shareholders
           February 20, 1998
              ------------------------------------------------

Introduction

         This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of The Virtus Funds (the "Current Trust") on behalf of the Current Trust's Maryland Municipal Bond Fund (the "Fund") for the special meeting of shareholders to be held on Thursday, February 20, 1998, at the offices of the Evergreen Funds, at 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 at 2:00 p.m., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on December 26, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about January 5, 1998.

Background

         On July 18, 1997, First Union Corporation ("First Union") entered into an Agreement and Plan of Merger with Signet Bank Corporation ("Signet") which provided, among other things, for the merger of Signet with and into a wholly-owned subsidiary of First Union (the "Merger"). The Merger was consummated on November 28, 1997. As a result of the Merger, it is expected that First Union National Bank ("FUNB"), a subsidiary of First Union, and its affiliates will succeed to the investment advisory, administrative and transfer agency and dividend disbursing functions currently performed for the Fund by various units of Signet and certain other parties unaffiliated with Signet.

         As a matter of law, the Merger has caused termination of the investment advisory agreement between the Fund and its investment adviser, Virtus Capital Management, Inc. ("Virtus"). Prior to consummation of the Merger, Virtus was a subsidiary of Signet but, as a consequence of the consummation of the Merger, it is now a subsidiary of First Union. The Current Trust has, however, received an order from the Securities and Exchange Commission (the "SEC") which permits Virtus to continue to act as the Fund's investment adviser, without shareholder approval, pursuant to an interim investment advisory agreement (the "Interim Advisory Agreement") between the Current Trust, on behalf of the Fund, and Virtus, for a period of not more than 120 days from the date the Merger was consummated (November 28, 1997) to the date of shareholder approval of a new investment advisory agreement with FUNB (currently anticipated to be on or about February 20, 1998).

         In order for FUNB to serve as investment adviser to the series of the Delaware business trust into which the Fund is to be reorganized, shareholders are being asked to consider a new investment advisory agreement between the series of the Delaware business trust succeeding to the Fund's assets and liabilities and FUNB.

         At the Meeting, shareholders will also be asked to vote on several proposals relating to the Fund's investment restrictions. Currently, the Fund's investment objective is classified as "fundamental" and, as such, may be changed only by a vote of the Fund's shareholders. In order to provide the Fund with enhanced flexibility to respond to market, industry or regulatory changes, shareholders are being asked to reclassify the Fund's investment objective as nonfundamental. A nonfundamental investment objective could be changed by the Trustees at any time without approval of the Fund's shareholders. Shareholders are being asked to standardize certain fundamental investment restrictions in order to help provide operational efficiencies and to make it easier for the Fund to monitor compliance with such restrictions. Finally, shareholders are also being asked to reclassify certain fundamental investment restrictions from fundamental to nonfundamental in order to give the Fund greater flexibility to respond to market, regulatory or industry changes.

                    PROPOSAL 1 - THE PROPOSED REORGANIZATION
               OF THE FUND AS A SERIES OF DELAWARE BUSINESS TRUST


         At the Meeting, the shareholders of the Fund will be asked to approve an Agreement and Plan of Conversion (the "Plan"), which provides for the reorganization (the "Reorganization") of the Fund into Evergreen Maryland Municipal Bond Fund, a corresponding series (the "Successor Fund") of Evergreen Municipal Trust, a Delaware business trust (the "Successor Trust"). The intended result of the overall restructuring is to produce a more integrated mutual fund complex with the potential for greater operational efficiencies.

Selection of Delaware Business Trust Form of Organization

         At their September 16, 1997 meeting, the Board of Trustees of the Current Trust unanimously approved the proposed reorganization of the Fund as a separate series of the Successor Trust. The Current Trust is organized as a Massachusetts business trust. The Fund is a series portfolio of the Current Trust. The principal reason for reorganizing the Fund in Delaware is the availability of certain advantages of Delaware law with respect to business trusts. The Delaware Business Trust Act (the "Delaware Act") has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust.

         Under the Delaware Act, a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts, or in any other state. As a result, Delaware law is generally considered to afford additional protection to shareholders than Massachusetts business trusts against potential shareholder liability. See "Certain Comparative Information About the Current Trust and the Successor Trust - Shareholder Liability." Similarly, Delaware law provides that should a Delaware business trust issue multiple series of shares, each series shall not be liable for the debts of another series, another potential, though remote, risk in the case of other business trusts.

         Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Accordingly, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Successor Fund will have the flexibility to respond to future business contingencies. For example, the Trustees of the Successor Trust will have the power to incorporate a Successor Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Successor Trust's domicile without a shareholder vote. This flexibility could help to assure that the Successor Trust

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operates  under the most  advanced  form of  organization  and could  reduce the expense and frequency of future shareholder meetings for non-investment related issues.

Description of the Reorganization

         The detailed terms and conditions of the Reorganization are contained in the Plan. The information in this proxy statement with respect to the Plan of Reorganization is qualified in its entirety by reference to, and made subject to, the complete text of the form of the Plan, a copy of which is attached to this proxy statement as Exhibit A.

         If the shareholders of the Fund approve the Reorganization and the conditions of the Reorganization are satisfied, all of the assets and liabilities of the Fund will be transferred to the corresponding Successor Fund and each shareholder of the Fund will receive shares of the Successor Fund (the "New Shares"). The New Shares of the Successor Fund will be issued to the Fund in consideration of the transfer to the Successor Fund by the Fund of all assets and liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute the New Shares to its shareholders. New Shares will be issued on a class by class basis. As a result of the Reorganization, the holders of Investment Shares and Trust Shares in the Fund will become the owners of that number of full and fractional Class A and Class Y shares, respectively, of the Successor Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Fund as of the close of business immediately prior to the date that the Fund's assets are transferred for shares of the Successor Fund.

         It will not be necessary for holders of share certificates of the Fund to exchange their certificates for new certificates following consummation of the Reorganization. Certificates for shares of the Fund issued prior to the Reorganization will represent outstanding shares of the Successor Fund after the Reorganization. Shareholders of the Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as shares of the Successor Fund.

             If approved by shareholders of the Fund, it is currently contemplated that the Reorganization will become effective on or about the close of business on February 27, 1998. However, the Reorganization may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Reorganization not be satisfied at that time. Notwithstanding prior shareholder approval, the Plan of Reorganization may be terminated at any time prior to its implementation by the mutual agreement of the parties thereto.

The Successor Trust

             The Successor Trust was established pursuant to an Agreement and Declaration of Trust (the "Master Trust Agreement") under the laws of the State of Delaware. The Successor Trust is organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Successor Trust consists of the Successor Fund and other funds of the same asset class.

             The Board of Trustees of the Successor Trust is different from the Board of Trustees of the Current Trust. The new Trustees will have ultimate responsibility for the oversight and management of the Successor Fund subsequent to the Reorganization.

          The  Trustees of the Successor  Trust are Laurence B. Ashkin,  Charles
               A. Austin III, K. Dun Gifford, James S. Howell, Leroy Keith, Jr., Gerald M. McDonnell, Thomas L. McVerry, David M. Richardson, Russell A. Salton III, Michael S. Scofield, Richard J. Shima, and William W. Pettit.

             The Successor Trust is authorized to issue shares divisible into an indefinite number of different series. At the time of the Reorganization, it is expected that the Successor Trust will consist of 16 series portfolios in addition to the Successor Fund. The interests of investors in the various series of the Successor Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of the Successor Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments, will be allocated to that series. The Trust Agreement of the Successor Trust provides that the Board of Trustees of the Successor Trust may: (i) establish one or more additional series thereof;
(ii) issue the shares of any series in any number of classes; (iii) issue shares of a series to different groups of investors; and (iv) convert a series into a pooled fund structure, without any further action by the shareholders of the Successor Trust. The Successor Trust will not engage in any activities prior to the Reorganization with respect to the Successor Fund, except as may be required in connection with effecting the Reorganization.

             The Trust Agreement of the Successor Trust provides for shareholder voting only for the following matters: (a) the election or removal of Trustees as provided in the Trust Agreement; and (b) with respect to such additional matters relating to the Successor Trust as may be required by (i) applicable law, (ii) any by-laws adopted by the Trustees, or (iii) as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more of the affected series (or affected classes of a series) of the Successor Trust, while others will require a vote of the Successor Trust's shareholders as a whole.

             All shares of all series vote together as a single class for the election or removal of Trustees of the Successor Trust with each having one vote for each dollar of net asset value applicable to each share, regardless of series. See "Certain Comparative Information About the Trust and the Successor Trust - Voting Rights" below.

             As required by the 1940 Act, shareholders of each series of the Successor Trust, voting separately, will have the power to vote at special meetings for, among other things, changes in fundamental investment restrictions applicable to such series, approval of any new or amended investment advisory agreement, approval of any new or amended Rule 12b-1 distribution plan and certain other matters that affect the shareholders of that series. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees of the Successor Trust.


Certain Comparative Information About the Current Trust and the Successor Trust

             As a Delaware business trust, the Successor Trust's operations are governed by the Trust Agreement and applicable Delaware law, rather than by the trust document of the Current Trust, which is organized under Massachusetts law. For ease of reference, the organizational document of the Current Trust is sometimes referred to as the "Charter". As discussed below, certain of the differences between the Current Trust and the Successor Trust derive from provisions of the Successor Trust's Trust

Agreement and By-laws. Shareholders entitled to vote at the Meeting may obtain a copy of the Successor Trust's Trust Agreement and By-laws, without charge, upon written request to the Successor Trust at Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116.

             Capitalization. The beneficial interests in the Successor Trust are issued as transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in the Fund are represented by unlimited number of transferable shares of beneficial interest without par value. The Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes thereof, with rights determined by the Trustees, all without shareholder approval. Each share of the Successor Trust and each share of the Current Trust series represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees. Both the Successor Trust and the Trust are authorized to divide their shares into an unlimited number of series, and the Trustees of both the Successor Trust and the Current Trust are empowered to establish other classes. Both the Successor Trust and the Trust have the authority to issue an unlimited number of transferable shares of beneficial interest.

             Amendments to Governing Instrument. Generally, the provisions of the Trust Agreement of the Successor Trust may be amended without shareholder approval so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees of the Successor Trust (or by an officer of the Successor Trust pursuant to the vote of a majority of such Trustees). Under the Trust Agreement of the Successor Trust, except as provided by applicable law, a quorum is 25 percent of the shares entitled to vote. The Current Trust's quorum requirement is presently a majority of the shares entitled to vote. The affirmative vote of a majority of the shares entitled to be cast is generally required to amend the Charter (unless otherwise specifically required by applicable law, including the 1940 Act).

             Voting Rights. The Charter of the Current Trust provides that a special meeting of shareholders shall be called upon the written request of shareholders representing 10 percent of the outstanding shares. The By-laws of the Successor Trust provide that, to the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of Shareholders holding at least 10 percent of the outstanding shares of the Successor Trust entitled to vote. Like the Current Trust, the Successor Trust will not be required to hold annual meetings of its shareholders and, at this time, does not intend to do so. With respect to the Current Trust, the record date for determining shareholders who are entitled to notice of, and to vote at, a shareholders' meeting is may not be more than 60 days preceding the scheduled meeting date under the Charter. Under the By-laws of the Successor Trust the record date may not be more than 90 days nor less than 10 days preceding the scheduled meeting date.

             The Trust Agreement provides for shareholder voting in certain circumstances. See "The Successor Trust" above. Shareholders of the Current Trust generally have the power to vote with respect to the election of Trustees, the removal of Trustees, the approval of any investment advisory or sub-advisory agreement, certain amendments to the Charter, whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Current Trust to the same extent as shareholders of a corporation, and with respect to certain other actions, such as a transfer of all or substantially all of the Trust's assets or the dissolution of the Trust.

             A Trustee of the Successor Trust may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Successor Trust. The Charter of the Current Trust permits removal of a Trustee by action of at least two-thirds of the other Trustees.

             The Trust Agreement of the Successor Trust provides that a majority of the shares voted at a meeting at which a quorum is present shall decide any questions and that a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Trust Agreement or the By-laws of the Successor Trust. Similar requirements apply to the Current Trust. Shareholders of the Successor Trust are not required to approve the termination or reorganization of the Successor Trust. Unlike the Trust Agreement of the Successor Trust, the Charter of the Current Trust requires that any termination or reorganization of a Fund must be approved by the vote of a majority of the outstanding voting shares of such Fund.

             Under the Trust Agreement, each share of the Successor Fund is entitled to one vote for each dollar of net asset value applicable to each share. Under the current voting provisions governing the Fund each share of beneficial interest is entitled to one vote, regardless of the specific Fund it represents. Under the Charter of the Current Trust or applicable law, a matter affecting only one Fund is voted on only by that Fund. Generally, the Charter of the Current Trust further provides that, where required by law or applicable regulation, certain matters will be voted on separately by each fund. In all other matters, all funds vote together as a group. Over time, the net asset values of such funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a Fund with a lower net asset value will purchase more shares, and under the present voting provisions, have more votes, than the same investment in a fund with a higher net asset value. Under the Trust Agreement, voting power is related to the dollar value of the shareholders' investments rather than to the number of shares held.

             Shareholder Liability. Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that a Successor Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Trust Agreement:
(a) provides that any written obligation of the Successor Trust may contain a statement that such obligation may only be enforced against the assets of the Successor Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Successor Trust. Accordingly, the risk of a shareholder of the Successor Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Successor Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Successor Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Successor Trust is remote.

             Shareholders of the Current Trust may, under certain circumstances, be held personally liable under applicable state law for the obligations of the Current Trust. However, the Charter of the Current Trust contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Current Trust or the Trustees of the Current Trust. Such Charter also provides for indemnification out of the property of the Trust.

             Liability and Indemnification of Trustees. Under the Trust Agreement, a Trustee of the Successor Trust is liable to the Successor Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of the duties of a Trustee. Trustees and officers of the Successor Trust are entitled to be indemnified for the expenses of litigation against them except with respect to any matter as to which it has been determined that such person (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Successor Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. The Successor Trust may also advance money to any Trustee or officer involved in a proceeding discussed above provided that the Trustee or officer undertakes to repay the Successor Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It is currently the view of the staff of the SEC that to the extent that any provisions such as those described above are inconsistent with the 1940 Act, the provisions of the 1940 Act may preempt the foregoing provisions.

             The Charter of the Current Trust generally provides that the Current Trust's Trustees shall not be liable to the Current Trust or its shareholders, except for the Trustees' acts of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of their office. The Charter generally also provides that Trustees and officers of the Current Trust will be indemnified against liability and expenses of litigation against them unless their conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

             Right of Inspection. The By-laws of the Current Trust generally provide that no shareholder shall have the right to inspect the books of account and stock ledger of the Registrant except as conferred by law, or as authorized by the Board of the Registrant or a resolution of shareholders. The By-laws of the Successor Trust provide that no shareholder of the Successor Trust shall have any right to inspect any account or book or document of the Successor Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

             The foregoing is only a summary of certain of the differences between the governing instruments and laws generally applicable to the Current Trust and Successor Trust. It is not a complete list of differences. Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

Current and Successor Distribution Arrangements

             Federated Securities Corp., ("FSC"), Federated Tower, Pittsburgh, Pennsylvania, 15222, currently serves as principal underwriter for the Fund. Evergreen Distributor, Inc. ("EDI"), 125 West 55th Street, New York, New York 10019, will serve as principal distributor for the Successor Trust. It is anticipated that no material change will occur in the Fund's Rule 12b-1 distribution plans as a result of the Reorganization.


Certain Votes to be Taken Prior to the Reorganizations

             Prior to the Reorganization, EDI, the principal underwriter of the Successor Fund and a subsidiary of the BISYS Group, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, will own a single outstanding share of the corresponding Successor Fund. The purpose of the issuance by the Successor Fund of this nominal share prior to the effective time of the Reorganization is to enable the Successor Trust to eliminate the need to incur the additional expense by the Successor Trust of having to hold a separate meeting of shareholders of the Successor Funds in order to comply with certain shareholder approval requirements of the 1940 Act.

Investment Objective and Restrictions

             The Successor Fund will have the same investment objective as the Fund except that, if Proposal 4 in this proxy statement is approved by shareholders, the Successor Fund's investment objective will not be considered "fundamental". As a result, the Successor Fund's investment objective could be changed by the Trustees, without shareholder approval, after prior notice to shareholders.

             Except as described herein, FUNB does not presently intend to change in any material way for the Successor Fund the investment strategy or operations employed by the Fund.

Federal Income Tax Consequences

             It is anticipated that the transactions contemplated by the Plan will be tax-free. Sullivan & Worcester LLP, counsel to the Successor Trust, has informed each Board that if substantially all of the assets and liabilities of the Funds are transferred to the corresponding Successor Funds, it will issue an opinion that a Reorganization will not give rise to the recognition of income, gain or loss to the Fund, the Successor Fund, or shareholders of the Fund for federal income tax purposes pursuant to sections 361, 1032 (a) and 354 (a) (1), respectively, of the Internal Revenue Code of 1986, as amended. Such opinion will be based upon customary representations of the Fund and the Successor Trust and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of the Reorganization.

             A shareholder's adjusted basis for tax purposes in shares of the Successor Fund after the Reorganization will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period for the shares of the Successor Fund received in the Reorganization will include a shareholder's holding period for shares of the Fund (provided that the shares of the Fund were held as capital assets on the date of the Reorganization). Shareholders should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

Reorganization Expenses

             The expenses of the Reorganization will be borne by FUNB.

Appraisal Rights

             Neither the Charter nor Massachusetts law grants shareholders of the Fund any rights in the nature of appraisal or dissenters' rights with respect to any action upon which shareholders may be entitled to vote. However, the customary right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

Recommendation of Trustees

             The Trustees of the current Trust requested, received and considered such information as they deemed reasonably necessary to enable the members of such Board to evaluate the Plan. The Board reviewed the potential benefits associated with the proposed Reorganization and adoption of the proposed Trust Agreement. In this regard, the Trustees considered: (i) the potential disadvantages which apply to operating the Fund under the Current Trust's present form of organization; (ii) the advantages which apply to operating the Successor Fund as series of the Successor Trust; (iii) the advantages of adopting the new Trust Agreement under Delaware law; (iv) the expected federal tax consequences to the Fund, the Successor Fund and shareholders resulting from the proposed Reorganization, and the likelihood that no recognition of income, gain or loss for federal shareholders will occur as a result thereof.

             At the meeting of the Board called for the purpose on September 16, 1997, the Board of Trustees of the Fund voted to approve the proposed Plan and determined that participation in the Reorganization is in the best interests of the Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

Required Vote

             The affirmative vote of the holders of a majority of the issued and outstanding shares of the Fund is required to approve the Reorganization.

                           The  Trustees  recommend  that  shareholders  vote to
approve Proposal 1.


            PROPOSAL 2 - APPROVAL OR DISAPPROVAL OF THE PROPOSED NEW INVESTMENT
               ADVISORY AGREEMENT

Introduction

             New Investment Advisory Agreement. In view of the Merger, and the factors discussed below, the Trustees of the Current Trust, including those Trustees who are not "interested persons" (as such term is defined in the 1940
Act) (the "Independent Trustees") of the Current Trust, the Fund, Signet or FUNB, are proposing that shareholders of the Fund approve a new investment advisory agreement between the Successor Trust, on behalf of the Successor Fund, and FUNB (the "New Advisory Agreement") to become effective on or about February 27, 1998. A description of the

New Advisory Agreement pursuant to which, if it is approved by shareholders of the Fund, FUNB would become the investment adviser to the Successor Fund, as well as the services to be provided by FUNB pursuant thereto is set forth below under "Advisory Services." Under the New Advisory Agreement, the same investment advisory fee schedule as currently in effect for the Fund will remain in place. The same general types of services currently provided to the Fund by Virtus will be provided to the Successor Fund by FUNB. The description of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the form of the New Advisory Agreement attached to this proxy statement as Exhibit B.

             Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company may receive any amount or benefit in connection with a sale of any interest in such adviser which results in an assignment of an investment advisory contract if two conditions are satisfied. One condition is that, for a period of three years after such assignment, at least 75% of the board of Trustees of the investment company cannot be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor. The second condition is that no "unfair burden" (as defined in the 1940 Act) be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. The parties to the Merger intend to meet the foregoing safe harbor conditions.

             Existing Investment Advisory Agreement. Virtus or its predecessor has served as investment adviser to the Fund since the commencement of operations of the Fund pursuant to an Investment Advisory Agreement, dated March 1, 1995. As used herein, such Investment Advisory Agreement is referred to as the "Existing Investment Advisory Agreement." At a meeting of the Trustees of the Current Trust held on September 16, 1997, the Trustees, including all of the Independent Trustees, approved the proposed New Advisory Agreement for the Fund to become effective on or about the close of business on February 27, 1998 and approved submission of the New Advisory Agreement to the Fund's shareholders for their approval. For a discussion of the reasons for the Trustee's approval of the New Advisory Agreement, see "Evaluation of the New Investment Advisory Agreement by the Trustees".

             If the New Advisory Agreement for the Fund is not approved by shareholders of the Fund, the Trustees of the Current Trust would make other investment advisory arrangements which, in their judgment, would be in the best interest of the Fund and its shareholders until such time as an investment advisory agreement is approved by shareholders. The Existing Advisory Agreement was last approved by the Trustees of the Current Trust, including a majority of the Independent Trustees, on February 24, 1997.

             During the fiscal year ended September 30, 1997, the Fund paid $273,861 to Virtus for investment advisory services.


Comparison of the New Advisory Agreement and the Existing Investment Advisory Agreement

          Advisory Services.  The investment advisory services to be provided by
               FUNB  under  the New  Advisory  Agreement  are  similar  to those currently provided by Virtus under the Existing Advisory Agreement. Under such Agreement, Virtus serves as investment adviser and furnishes to the Fund investment guidance and policy direction in connection therewith. Virtus provides to the Fund, among other things, information relating to portfolio composition, credit conditions and average maturity of the portfolio of the Fund. Virtus also furnishes to the Trustees periodic reports on the investment performance of the Fund.

             Pursuant to the Existing Advisory Agreement, Virtus is obligated to provide certain administrative assistance in connection with the operation of the Fund. Administrative services which Virtus is obligated to provide include, among other things, (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Fund, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Current Trust's officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of shareholder accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Current Trust's filings with the SEC.

             Pursuant to an Administrative Services Agreement (the "Existing Administrative Services Agreement") between the Trust and Federated Administrative Services ("FAS"), Federated Tower, Pittsburgh, Pennsylvania 15222-3779, FAS acts as the Administrator of the Fund. FAS provides the Fund with certain administrative personnel and services necessary to operate the Fund. Such services include shareholder servicing and certain legal and accounting services. FAS is entitled to receive from the Fund a fee based on the net assets of the Fund as compensation for its provision of administrative services to the Fund. For the fiscal year ended September 30, 1997, such fee was $84,421.

             The New Advisory Agreement provides that FUNB will furnish reports, statistical and research services and make investment decisions with respect to the Fund's portfolio of investments. While the New Advisory Agreement does not expressly require that FUNB provide general supervision of the Fund's affairs, if the New Advisory Agreement is approved by shareholders of the Fund and if the Reorganization is consummated, the Successor Trust on behalf of the Successor Fund, will enter into a "New Administrative Services Agreement" with Evergreen Investment Services, Inc. ("EIS"). EIS will manage the day-to-day business administration of the Fund and provide services similar to those currently provided to the Fund by FAS. The New Administrative Services Agreement is not subject to shareholder approval and it is expected that the Successor Trust will, on behalf of the Fund, enter into such Agreement on behalf of the Fund only if the events described above in this paragraph occur. It is also expected that if the New Advisory Agreement is approved by shareholders of the Fund and if the Successor Trust, on behalf of the Successor Fund, enters into a New Administrative Services Agreement with EIS, the Successor Trust, on behalf of the Successor Fund, will enter into a Sub- Administrative Services Agreement with BISYS. EDI, an affiliate of BISYS, currently serves as distributor for the Evergreen family of mutual funds and provides certain administrative services for the Fund, such as the provision of officers of the Successor Trust who, because of the limitations of Federal banking laws, cannot be affiliated with FUNB or its affiliates.

             Fees and Expenses. The investment advisory fees and expense limitations for the Fund under the Existing Advisory Agreement and the proposed New Advisory Agreement are set forth below, along with a discussion of how such fees and expenses compare.

             Under both the New Advisory Agreement and the Existing Advisory Agreement, the investment advisory fee payable by the Fund or the Successor Fund, will remain the same and will continue to be expressed as a percentage of net assets at an annual rate, based on the Successor Fund's average daily net assets; such fee currently is, and under the New Investment Advisory Agreement will be accrued and paid daily.

             The schedule of the compensation for investment advisory services currently payable to Virtus under the Existing Advisory Agreement for the Fund and the schedule of fees proposed to be paid to FUNB under the proposed New Advisory Agreement are the same and are described below:

              Current and Proposed Investment Advisory Fee Schedule

Net Assets                                             Annual Fee

                                [TO BE SUPPLIED]

       Under the Existing Administrative Services Agreement, FSA is paid by the Fund for the administrative services it performs for the Fund according to the following fee schedule: [TO BE SUPPLIED]

             As noted above, if the New Advisory Agreement is approved by shareholders of the Fund, it is expected that the Trustees of the Successor Trust will authorize the Successor Trust, on behalf of the Successor Fund, to enter into an Administrative Services Agreement with EIS. Pursuant to such Administrative Services Agreement, EIS will provide services similar to those currently provided to the Funds by FSA. For such services, EIS would be entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by EIS for which FUNB or Evergreen Asset Management also serves as investment adviser, calculated in accordance with the following schedule: [TO BE SUPPLIED] The total assets of the mutual funds administered by ESC for which either FUNB or Evergreen Asset Management acts as investment adviser were approximately $___ billion as of November 30, 1997. Evergreen Distributor, Inc. ("EDI"), located at 125 West 55th Street, New York, New York 10019, the entity that currently serves as distributor of the mutual funds in the Evergreen family of mutual funds and which will be the distributor of the Successor Fund, is expected to serve as sub-administrator for the Fund and will be entitled to receive a fee from the Fund calculated on the average daily net assets of the Successor Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also serves as investment adviser calculated in accordance with the following schedule: .010% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion and .0040% on assets in excess of $25 billion.

             The table below sets forth the current fee arrangements applicable to, and annualized expense ratios of each class of shares of the Fund, and illustrates the pro forma effect that the New Advisory Agreement, the New Administrative Services Agreement with EIS, the new sub-administrative services agreement with EDI, the new distribution arrangements with EDI and the new transfer agency and custodian arrangements with State Street Bank and Trust Company ("State Street Bank") are currently expected to have on fees payable by, and the expense ratio of, each class of the Fund.

                      Trust Class           Investment Class
                       Rate of Fee              Rate of Fee
                        Fiscal Year             Fiscal Year
                           Ended                  Ended
                  September 30, 1997    September 30, 1997


The Current Arrangements
Investment Advisory Fee..................................       [To be Supplied]
Administrative Services Fee..............................
Rule 12b-1 Distribution Fees
   (including service fees)..................................
Other Expenses...............................................
Total Operating Expenses.................................


                 Class A                    Class Y
               Rate of Fee                Rate of Fee
               Six Months                 Six Months
           September 30, 1997    September 30, 1997

Pro Forma
Investment Advisory Fee..................................      [To be Supplied]
Administrative Services Fee..............................
Rule 12b-1 Distribution Fees
   (including service fees)..................................
Other Expenses...............................................
Total Operating Expenses.................................


Example

             Under the existing and proposed investment advisory arrangements, you would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                       1 year           3 years           5 years          10 years

           Existing Trust Class                        $___             $___              $___             $___
           Proposed Trust Class                        $___             $___              $___             $___
           Existing Investment Class                   $___             $___              $___             $___
           Proposed Investment Class                   $___             $___              $___             $___

             The Example assumes a 5% annual rate of return pursuant to requirements of the SEC. This hypothetical rate of return is not intended to be representative of past or future performance of any Class of the Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

             The Existing Advisory Agreement is similar in many respects to the New Advisory Agreement. Except as noted herein, the New Advisory Agreement contains the material terms of the Existing Advisory Agreement. Most importantly, the rate at which fees are required to be paid by the Fund for investment advisory services, as a percentage of average daily net assets, will remain the same.

             The following summarizes certain aspects of the Existing Advisory Agreement and the New Advisory Agreement.

             Brokerage Transactions. The New Investment Advisory Agreement sets forth specific terms as to brokerage transactions and the investment adviser's use of broker-dealers. For example, the Successor Fund's investment adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Successor Fund. In assessing the best overall terms available for any transaction, the investment adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The New Advisory Agreement also specifically states that the investment adviser is entitled to rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which permits an investment adviser to have its client, including an investment company, pay more than the lowest available commission for executing a securities trade in return for research services and products. The Existing Advisory Agreement of the Fund does not specify the standards to be used in the selection of brokers or refer to the provisions of Section 28(e) of the 1934 Act.

             Expenses. The New Advisory Agreement provides that the investment adviser is required to pay or reimburse the Successor Fund for (i) the compensation (if any) of the Trustees who are affiliated with the investment adviser or with its affiliates, or with any adviser retained by the investment adviser, and of all officers of the Successor Fund as such, and (ii) all expenses of the investment adviser incurred in connection with its services thereunder. Under the Existing Advisory Agreement, the Fund is responsible for payment of its own expenses.

             Liability and Indemnification. The New Advisory Agreement and the Existing Advisory Agreement provide that the investment adviser shall have no liability in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

             Indemnification. The New Advisory Agreement provides that the Fund will indemnify the investment adviser against liabilities, losses and expenses incurred in connection with the performance of such agreement, except those stated above and liabilities involving a breach of the investment adviser's fiduciary duties in respect of the receipt of compensation for its services. The Existing Advisory Agreement does not contain a similar provision.

             Amendments. The New Advisory Agreement, provides in general that only amendments of substance require shareholder approval. The Existing Advisory Agreement is silent in regard to the substance of amendments.

             Term. If approved by the shareholders of the Fund, the New Advisory Agreement will become effective on or about February 27, 1998. The New Advisory Agreement will have an initial term of two years. Thereafter, the New Advisory Agreement will be continued from year to year, provided that its continuation is specifically approved at least annually, in the manner required by the 1940 Act. The 1940 Act requires that the New Advisory Agreement and any renewal thereof be approved by a vote of a majority of Trustees of the Successor Trust who are not parties thereto or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval and by a vote of the Trustees of the Successor Trust or a majority of the outstanding voting securities of the Fund. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act to mean a vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the voting securities which are present or represented by proxy. The Existing Advisory Agreement contains comparable provisions.

             Termination; Assignment. The New Advisory Agreement provides that it may be terminated without penalty upon 60 days' written notice by a majority of the Trustees of the Successor Trust, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Successor Fund or by FUNB. Also, the New Advisory Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Existing Advisory Agreement contains substantially similar provisions as to termination and assignment.


Information About the Funds' Current and Proposed New Investment Adviser

             Virtus. Currently, investment decisions for the Fund are made by Virtus, subject to direction by the Trustees. Virtus continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the assets of the Fund. Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management (adviser to the Funds since
1990), was, prior to the Merger, a wholly-owned subsidiary of Signet. Prior to the Merger, Signet was a multi-state, multi-bank holding company which had provided investment management services since 1956. Prior to the Merger, Virtus, which is a registered investment adviser, managed, in addition to the Fund and the other series portfolios of the Current Trust, three fixed income common trust funds with $163.6 million in assets. Since consummation of the Merger, Virtus has been a subsidiary of First Union. Attached to this proxy statement as Exhibit C is a table that provides information with respect to the current directors and principal executive officers of Virtus.

             Charles E. Jeanne is the portfolio manager of the Fund. He joined FUNB in 1993. Prior to joining FUNB, Mr. Jeanne served as a trader/portfolio manager for First American Bank where he was responsible for individual accounts and common trust funds. He also serves as portfolio manager for the Evergreen Virginia Municipal Bond Fund. He is also an employee of Virtus which, since consummation of the Merger, has been a subsidiary of First Union. He has served as portfolio manager of the Fund since November __, 1997.

             The table below indicates the amount of compensation received by Virtus for providing investment advisory services to the Fund. Federated Services Company currently serves as the Fund's transfer agent and dividend disbursing agent and Signet Trust Company serves as the Fund's custodian. FUNB, as successor to Signet Trust Company, is expected to serve as the Fund's custodian during the period February __, 1998 through February 27, 1998. It is expected that if the New Advisory Agreement is approved, the Successor Trust, on behalf of the Successor Fund, will enter into arrangements providing for State Street Bank and Trust Company ("State Street") to become transfer agent, dividend disbursing agent and custodian for the Fund.



                                                                                          Transfer
                        Investment           Administrative                               Agency Fees          Custodian
                       Advisory Fees         Fees Paid to             Distribution        Paid to              Fees Paid to
                       paid to Virtus        Federated                Fees                Federated            Signet Trust

                        $273,851              $75,000                 $73,620             $60,084               $12,079

             During the fiscal year ended September 30, 1997, the Fund paid no brokerage commissions to FSC or to any affiliated broker thereof.

             FUNB. First Union, the corporate parent of FUNB, is a bank holding company headquartered in Charlotte, North Carolina, which had over $__ billion in consolidated assets as of November 30, 1997. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses. The CMG of FUNB and investment advisory affiliates of FUNB manage or otherwise oversee the investment of over $__ billion in assets belonging to a wide range of clients, including the Evergreen family of mutual funds. First Union Brokerage Services, Inc. ("FUBS"), a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorization, private placement securities dealing, and underwriting services.

             While FUNB currently does not serve as investment adviser to any investment company or series of an investment company with an investment objective similar to the Fund, as of November 30, 1997, FUNB served as investment adviser to ten series of investment companies with investment objectives similar to the Fund in that they seek income exempt from Federal and state income tax in particular states, with net assets, as of November 30, 1997, as follows:



                                                                                                     Investment
                                                                                                      Advisory
                                                                          Net Assets (1)                 Fees

Evergreen Florida Municipal Bond Fund...........................................$176,608,439          0.50%
Evergreen Georgia Municipal Bond Fund...........................................$  10,716,789         0.50%
Evergreen North Carolina Municipal Bond Fund....................................$  57,604,750         0.50%
Evergreen South Carolina Municipal Bond Fund....................................$    5,357,680        0.50%
Evergreen Virginia Municipal Bond Fund..........................................$    7,692,219        0.50%
Evergreen Massachusetts Tax Free Fund...........................................$_____________        0.___%
Evergreen New York Tax Free Fund................................................$_____________        0.___%
Evergreen Pennsylvania Tax Free Fund............................................$_____________        0.___%
Evergreen California Tax Free Fund..............................................$_____________        0.___%
Evergreen Missouri Tax Free Fund                ................................$_____________        0.___%

         During First Union's fiscal year ended December 31, 1996, there were no transactions in First Union's securities by any current officer or current Trustee of the Current Trust or of the Successor Trust and or officer or director of First Union or FUNB or Evergreen Asset in an amount equal to or exceeding 1% of the outstanding securities of First Union.

         Attached to this proxy statement as Exhibit D is a table showing the name, address and principal occupation of the directors and principal executive officers of FUNB.

         Consideration of the New Investment Advisory Agreement by the Trustees. In considering the New Investment Advisory Agreement in the context of the Merger, the Trustees of the Current Trust requested and reviewed various materials, including materials furnished by FUNB. These materials included information regarding FUNB (and its affiliated companies) and its personnel, operations, financial condition and investment philosophy. FUNB also provided information regarding the performance records and expenses of the mutual funds advised by FUNB. Based on the representations of FUNB, the Trustees also considered that the terms of the New Investment Advisory Agreement were similar to the Current Investment Advisory Agreement.

         In connection with the approval of the New Investment Advisory Agreement, the Trustees considered that the Fund's total operating expenses prior to effective fee waivers are expected to decrease from the level they would have reached had various waivers and reimbursements not been in effect and that the Funds' investment objectives and policies are expected to remain the same and that FUNB is expected to provide the same level, quality and types of investment advisory services as are currently provided to the Funds by Virtus. The Trustees noted the current expectation of FUNB to continue the fee waiver currently in effect; recognizing, however, that any existing fee waivers could be discontinued at any time and without further notice to shareholders.

         The Trustees also took into account the financial strength of FUNB, the management, personnel and operations of FUNB, and the commitment of FUNB to the financial services industry. The Trustees based their determinations in this regard on discussions with representatives of FUNB at a meeting of the Trustees held on September 16, 1997, and a review of materials forwarded by FUNB in connection with the meeting. These materials included First Union's annual report, prospectuses and marketing brochures for mutual funds for which FUNB or Evergreen Asset currently serves as investment adviser, various documents outlining the history and current operations of FUNB and such mutual funds, as well as opportunities for the Funds within this structure, and other information which counsel for the Independent Trustees requested be provided to the Trustees.

         The Trustees, in determining to recommend the approval of the New Advisory Agreement, considered the advantages to the Fund of becoming part of the Evergreen family of mutual funds. The factors considered by the Trustees included information furnished by FUNB, the investment performance of the Evergreen Funds currently advised by FUNB and other funds previously advised by its investment staff, the quality and experience of FUNB's investment personnel, FUNB's arrangements for distribution of shares of the funds for which it or Evergreen Asset serves as investment adviser, its legal compliance capabilities, and the nature of FUNB's mutual fund shareholder services.

Recommendation of the Trustees

         Based on the considerations set forth above under "Consideration of the New Investment Advisory Arrangements by the Trustees", the Trustees of the Current Trust, including the Independent Trustees, have determined that the New Advisory Agreement is in the best interests of Fund and its shareholders. In addition, Virtus expects that there will be no diminution in the scope and quality of services provided to the Fund by FUNB as a result of these transactions.

         If the New Advisory Agreement is not approved by shareholders of the Fund, the Trustees will determine the appropriate actions to be taken with respect to the Fund's investment advisory arrangements at that time.

Required Vote

         The affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required to approve the New Advisory Agreement. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of the Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

         The Trustees Recommend That Shareholders Vote to Approve Proposal 2.


                          PROPOSAL 3 - APPROVAL OR DISAPPROVAL OF AN INTERIM INVESTMENT ADVISORY AGREEMENT WITH VIRTUS CAPITAL MANAGEMENT, INC.

         In view of the Merger discussed above, and the factors discussed below, the Board of Trustees of the Current Trust recommend that shareholders of the Fund approve an Interim Advisory Agreement between the Successor Fund and Virtus. The Merger became effective on November 28, 1997. Pursuant to an order received from the SEC, all fees payable under the Interim Advisory Agreement will be placed in escrow and paid to Virtus if shareholders approve the contract within 120 days of its effective date. If shareholders do not approve the Interim Advisory Agreement, the escrow agent will return the monies held by it. The Interim Advisory Agreement will remain in effect until the earlier of the Closing Date for the Reorganization (currently anticipated to be on or about February 27, 1998) or two years from its effective date. The terms of the Interim Advisory Agreement are essentially the same as the Existing Advisory Agreement. The only difference between the Existing Advisory Agreement and the Interim Advisory Agreement, if approved by shareholders, is the length of time each Agreement is in effect. A description of the Interim Advisory Agreement pursuant to which Virtus continues as investment adviser to the Fund, as well as the services to be provided by Virtus pursuant thereto, is set forth below under "Advisory Services." The description of the Interim Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to the Interim Advisory Agreement, attached to this proxy statement as Exhibit E.

         Virtus, a Maryland corporation formed in 1995 to succeed to the business of Signet Asset Management (adviser to the Fund since 1990) , is a wholly-owned subsidiary of First Union. Virtus' address is 707 East Main Street, Suite 1300,

Richmond, Virginia 23219. Virtus has served as investment adviser pursuant to the Existing Advisory Agreement dated March 1, 1995, as amended on October 21, 1996. At the meeting of the Board of Trustees of the Current Trust held on September 16, 1997, the Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement for the Fund.

         The Trustees have authorized the Current Trust, on behalf of the Fund, to enter into the Interim Advisory Agreement with Virtus. Such Agreement became effective on November 28, 1997. If the Interim Advisory Agreement for the Fund is not approved by shareholders, the Trustees will consider appropriate actions to be taken with respect to the Fund's investment advisory arrangements at that time. The Existing Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on February 24, 1997.

Comparison of the Interim Advisory Agreement and the Existing Advisory Agreement

         Advisory Services. The investment advisory services to be provided by Virtus under the Interim Advisory Agreement are identical to those provided by Virtus under the Existing Advisory Agreement. See the discussion above.

         Federated Administrative Services ("FAS") currently acts as administrator of the Fund. FAS will continue during the term of the Interim Advisory Agreement as the Fund's administrator for the same compensation as currently received. Federated Services Company currently acts as transfer agent and will continue to do so except that on February 9, 1998, its obligations to provide transfer agency services for the Fund's shareholders will terminate and such services will be provided for the same fees by EIS.

         Fees and Expenses. The investment advisory fees and expense limitations for the Fund under the Existing Advisory Agreement and the Interim Advisory Agreement are identical.

         Expense Reimbursement. The Existing Advisory Agreement includes a provision which provides that Virtus may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that the Fund's expenses exceed such lower expense limitation as Virtus may, by notice to the Current Trust, voluntarily declare to be effective. Furthermore, Virtus may, if it deems appropriate, assume expenses of the Fund or a class of the Fund to the extent that the Fund's or the classes' expenses exceed such lower expense limitation as Virtus may, by notice to the Current Trust voluntarily declare to be effective. The Interim Advisory Agreement contains an identical provision.

         Payment of Expenses and Transaction Charges. Under the Existing Advisory Agreement, the Current Trust was required to pay or cause to be paid on behalf of the Fund or each class, all of the Fund's or classes' expenses and the Fund's or classes' allocable share of the Current Trust's expenses. The Interim Advisory Agreement contains an identical provision.

     Limitation of Liability. The Existing Advisory Agreement provided that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Existing Advisory Agreement on the part of Virtus, for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security. The

Interim Advisory Agreement contains an identical provision.

         Termination; Assignment. The Interim Advisory Agreement provides that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Current Trust's entire Board of Trustees on 60 days' written notice to Virtus or by Virtus on 60 days' written notice to the Current Trust. The Interim Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Existing Advisory Agreement contains identical provisions as to terminations and assignment.

Additional Information about Virtus

         Virtus manages, in addition to the Fund, other funds of the Current Trust, the Blanchard Group of Funds and three fixed income trust funds. During the fiscal years ended September 30, 1997, 1996, and 1995, Virtus received from the Fund management fees of $273,851, $315,941, and $355,431, respectively, of which $0, $106,102 and $187,476 respectively, were voluntarily waived. Signet has acted as custodian for the Fund and received for the fiscal year ended September 30, 1997 $12,079.

Recommendation of Trustees

         The Board of Trustees considered the Interim Advisory Agreement as part of its overall approval of the Plan. The Board of Trustees considered, among other things, the factors set forth above in "Reasons for the Reorganization." The Board of Trustees also considered the fact there were no material differences between the terms of the Interim Advisory Agreement and the terms of the Existing Advisory Agreement.

         The affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required to approve the Interim Advisory Agreement. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of the Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

The Trustees recommend that shareholders vote to approve Proposal 3.


         PROPOSAL 4 - RECLASSIFICATION AS NONFUNDAMENTAL OF THE FUNDAMENTAL INVESTMENT OBJECTIVE OF THE FUND

Reclassification of Fundamental Investment Objective as Nonfundamental


         Under the 1940 Act, the Fund's investment objective is not required to be classified as "fundamental." A fundamental investment objective may be changed only by vote of the Fund's shareholders. In order to provide the Fund with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Trustees of the Fund have approved the reclassification from fundamental to nonfundamental of the Fund's investment objective. A nonfundamental investment objective may be changed at any time by the Trustees of the Successor Fund without approval by the Successor Fund's shareholders.

         For a complete description of the investment objective of the Fund, please consult your Fund prospectus. The reclassification from fundamental to nonfundamental will not alter the Fund's investment objective. If at any time in the future, the Trustees of the Successor Fund approve a change in the Successor Fund's nonfundamental investment objective, shareholders of the Successor Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

         If the reclassification of the Fund's investment objective from fundamental to nonfundamental is not approved by shareholders of the Fund, the Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

Recommendation of Trustees

         The Trustees of the Fund have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Fund's investment adviser if the Fund's fundamental investment objective were reclassified as nonfundamental.

         By a unanimous written consent dated December, __, 1997, the Trustees of the Fund voted to approve the reclassification of the investment objective of the Fund from fundamental to nonfundamental.

Required Vote

         The affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required to approve the reclassification of the Fund's investment objective from fundamental to nonfundamental. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of the Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

The Trustees recommend that shareholders vote to approve Proposal 4.


                       PROPOSAL 5 - CHANGES TO FUNDAMENTAL
                             INVESTMENT RESTRICTIONS

Adoption of Standardized Investment Restrictions (Proposals 5A-5I)

         The primary purpose of Proposals 5A through 5I is to revise and standardize the Fund's fundamental investment restrictions (the "Restrictions"). The Trustees of the Fund were informed of FUNB's efforts to analyze the fundamental and nonfundamental investment restrictions of the various funds offered by the Evergreen family of mutual funds and, where practicable and appropriate to a Fund's investment objective and policies, propose to shareholders adoption of standardized Restrictions. Recognizing the effects of the Merger, the Trustees of the Current Trust have also concurred with

FUNB's efforts.

         It is not anticipated that any of the changes will substantially affect the way the Successor Fund will be managed. These proposals are being presented to shareholders for approval because it is believed that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with the Restrictions. Because the proposed standardized fundamental Restrictions in general are phrased more broadly than the Fund's current fundamental Restrictions, FUNB will be able to respond more expeditiously to changed market, industry or regulatory developments. Set forth below, as sub-sections of this Proposal, are general descriptions of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this proxy statement.

         A listing of the proposed standardized fundamental Restrictions to be adopted by the Fund is set forth in Exhibit F to this proxy statement.

         A listing of the current fundamental Restrictions of the Fund is set forth in Exhibit G. Those fundamental Restrictions that shareholders are being requested to vote to standardize are shown in Exhibit G by an "S", which stands for "To be Standardized." If a particular change is not approved by shareholders of the Fund, the current fundamental Restriction will remain in place at the Successor Fund. To compare the Fund's current fundamental Restriction to the proposed changed fundamental Restriction, please refer to Exhibit G.

         Many of the Fund's current Restrictions are accompanied by descriptive language. Such descriptive language should not be read as part of the fundamental Restriction. To the extent such descriptive language in a current Restriction does not conflict with the language in a proposed Restriction, the language will be retained but will not be considered fundamental and, as such, may be changed by the Trustees without a further shareholder vote.

         If approved by shareholders, the revised fundamental Restrictions described in Proposals 5A through 5I will remain fundamental and, as such, cannot be changed without a further shareholder vote. If a proposed standardized fundamental Restriction is not approved by shareholders of the Fund, the current Restriction will remain fundamental at the Successor Fund and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the Restriction.

Reclassification of Fundamental Restrictions as Nonfundamental (Proposal 5J)

         The reclassification from fundamental to nonfundamental of certain of the Fund's other current fundamental Restrictions will enhance the ability of the Fund to achieve its investment objective because FUNB will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

Recommendation of Trustees

         The Trustees of the Fund have reviewed the potential benefits associated with the proposed standardization of the Fund's fundamental Restrictions (Proposals 5A through 5I below) as well as the potential benefits associated with the reclassification of the Fund's other fundamental Restrictions to nonfundamental (Proposal 5J).

         By a unanimous written consent dated December __, 1997, the Trustees of the Fund voted to approve the proposed standardization of the Fund's fundamental Restrictions (Proposals 5A through 5I below) and the reclassification from fundamental to nonfundamental of the Fund's other fundamental Restrictions (Proposal 5J below).

Required Vote

         The affirmative vote of the holders of a majority of the outstanding voting securities of the Fund is required to standardize the language of the Fund's fundamental Restrictions, (Proposals 5A through 5I) and to approve the reclassification of certain other fundamental Restrictions to nonfundamental (Proposal 5J). Under the 1940 Act, the affirmative vote of "a majority of the outstanding existing securities" of the Fund is defined as the lesser of (a) 67% or more of the voting securities of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

The Trustees Recommend That Shareholders Vote  to Approve Proposal 5.

Proposal 5A:  To Amend The Fundamental Restriction Concerning Diversification of
              Investments

         The Fund is classified under the 1940 Act as "non-diversified". A non-diversified investment company is defined in the 1940 Act as any investment company other than a diversified company. A diversified company cannot purchase the securities of an issuer if the purchase would cause more than 5% of the diversified investment company's total assets taken at market value to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the diversified investment company's portfolio. These restrictions apply to 75% of the diversified investment company's total assets. In general, in order to meet certain Internal Revenue Code requirements, a non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other than U.S. government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of assets and 10% of outstanding voting securities tests applicable to diversified investment companies as described above. No change other than standardized language is being proposed. Adoption of the change is not expected to materially affect the operation of the Fund.

         The Fund is not changing its current classification. As proposed, the Fund's fundamental Restriction regarding non-diversification will be replaced with the following fundamental Restriction:

                           "The Fund may not make any investment inconsistent with the Fund's classification as a non-diversified investment company under the Investment Company Act of 1940."

Proposal 5B: To Amend the Fundamental Restriction Concerning Concentration of
             the Fund's Assets in a Particular Industry.

         The Fund currently has a fundamental Restriction concerning the concentration of investments in a particular industry. The staff of the SEC takes the position that a mutual fund "concentrates" its investments in a particular industry if more than 25% of the mutual fund's assets exclusive of cash and U.S. government securities are invested in the securities of issuers in such industry. The Fund's Restriction generally embodies the SEC staff interpretation by stating that the Fund will not concentrate its investments in a particular industry by investing more than 25% of its assets, exclusive of cash and U.S. government securities in securities of issuers in any one industry.

         Shareholders are being requested to approve amendment of the foregoing fundamental Restriction. As proposed, the Fund's current fundamental Restriction regarding concentration of the Fund's assets in a particular industry will be replaced by the following fundamental Restriction:

                           "The Fund may not concentrate its
                           investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities."

         The primary purpose of the proposed amendment is to adopt insofar as possible a standardized Restriction regarding concentration. Adoption of this change is not expected to materially affect the operation of the Funds.



Proposal 5C:  To Amend The Fundamental Restriction concerning the Issuance of
              Senior Securities

         The Fund's current fundamental Restriction regarding the issuance of senior securities generally states that the Fund shall not issue any senior security and states the criteria under which a security is deemed not to be a senior security.

         It is proposed that shareholders approve replacing the Funds' current fundamental Restriction concerning the issuance of senior securities with the following fundamental Restriction governing the issuance of senior securities:

                           "Except as permitted under the
                           Investment Company Act of 1940,
                           the Fund may not issue senior securities."


         The primary purpose of this proposed change is to standardize the Fund's fundamental Restriction regarding senior securities.

         The proposed fundamental Restriction clarifies that the Fund may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of the Fund which has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits open-end investment companies (i.e. mutual funds) from issuing any senior securities; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates the Fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The Fund would engage in transactions that could be considered to involve "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

         Adoption of the proposed fundamental Restriction concerning senior securities is not expected to materially affect the operation of the Fund. However, adoption of a standardized fundamental Restriction will facilitate the Fund's investment compliance efforts and will allow the Funds to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Fund and its shareholders.

Proposal 5D:  To Amend The Fundamental Restriction Concerning Borrowing

         Generally, the Fund's current fundamental Restriction concerning borrowing states that the Fund shall not borrow money except in an amount not in excess of 5% of the total assets of the Fund, and then only for emergency and extraordinary purposes, which shall not prohibit escrow and collateral arrangements in connection with investment in financial futures contracts and related options. When reviewing the Fund's policies on borrowings as set forth in Exhibit G, you should also review the Fund's policies on the issuance of senior securities since the topics are interrelated.

         In general, under the 1940 Act, a mutual fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the fund's investment policies, as such policies may be set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

         It is proposed that shareholders approve replacing the Fund's current fundamental Restriction regarding borrowing with the following fundamental
Restriction:

                           "The Fund may not borrow money,
                           except to the extent permitted by
                           applicable law."

         If the proposal is approved, the Fund will disclose that it will not engage in leveraging. The primary purpose of the proposed change to the fundamental Restriction concerning borrowing is to standardize the Restriction.

Adoption of the proposed Restriction is not currently expected to materially affect the operation of the Fund. However, the Fund's current Restriction restricts borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed Restriction therefore would allow the Fund to purchase a security while borrowings representing more than 5% of total assets are outstanding. While the Fund has no current intention to leverage, the flexibility to do so may be beneficial to the Fund at a future date.

Proposal 5E:       To Amend The Fundamental Restriction Concerning Underwriting

         The Fund is currently subject to a fundamental Restriction concerning underwriting. The Restriction generally provides that the Fund shall not underwrite any securities. It is proposed that shareholders approve replacing the current fundamental Restriction with the following fundamental Restriction concerning underwriting:

                           "The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed an underwriter in connection with the disposition of its portfolio securities."

         The primary purpose of the proposed change is to clarify that the Fund is not prohibited from selling securities if, as a result of the sale, the Fund would be considered an underwriter under the federal securities laws. It is also intended to standardize the Fund's fundamental Restriction regarding underwriting. While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.


Proposal 5F:       To Amend The Fundamental Restriction Concerning Investment in
                           Real Estate

         The Fund currently has a fundamental Restriction concerning the purchase of real estate. In general, the Restriction states that the Fund shall not purchase or sell real estate. In the opinion of management, this Restriction does not currently preclude investment in securities of issuers that deal in real estate.

         Shareholders are being asked to approve amendment of this Restriction. As proposed, the Fund's current fundamental Restriction will be replaced by the following fundamental Restriction which will govern future purchases and sales of real estate:

                           "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate."

         The primary purpose of the proposed amendment is to clarify the types of securities in which the Fund is authorized to invest and to standardize the Fund's fundamental Restriction concerning real estate.

     The proposed fundamental Restriction would make it explicit that the Fund may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration.

         To the extent that the Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

         While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental Restriction will advance the goal of standardization.

Proposal 5G:          To Amend The Fundamental Investment Restriction Concerning
                           Commodities

         The Fund currently is subject to a fundamental Restriction that provides that the Fund will not purchase or sell commodities, commodity contracts or commodity futures contracts.

         It  is  proposed  that  shareholders   approve  replacing  the  current
fundamental Restrictions with the following fundamental Restriction concerning commodities:

                           "The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act."

         The proposed amendment is intended to allow the Fund to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures. The Fund currently has the ability to invest in financial futures. Under the proposed amendment, these types of securities may be used for hedging or for investment purposes and involve certain risks.

         While the proposed change will have no material impact on the operation of the Funds, adoption of the proposed fundamental Restriction will advance the goals of standardization.

Proposal 5H:          To Amend The Fundamental Investment Restriction Concerning
                           Lending

         The Fund's current fundamental Restriction concerning lending states generally that the Fund will not lend its portfolio securities except that it may acquire publicly or nonpublicly issued municipal securities or temporary investments or enter into repurchase agreements as permitted by the Fund's investment objective, policies, limitations and

Charter. In general, it is the Fund's current policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. To comply with previous (but as a result of federal legislation passed last year, now superseded) requirements of certain state securities administrators, such loans were not to exceed one-third of the Fund's net assets taken at market value.

         It is  proposed  that  shareholders  approve  the  replacement  of  the
foregoing  fundamental   Restriction  with  the  following  amended  fundamental
Restriction concerning lending:

                           "The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities, in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to the making of a loan."


         The proposal is not expected to materially affect the operation of the Fund. However, the proposed Restriction would clarify the Fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

         The adoption of a standardized fundamental Restriction, will advance the goals of standardization.


Proposal 5I:      To Amend the Fundamental Restriction Concerning Investment in
                  Federally Tax Exempt Securities

         The 1940 Act provides, in effect, that a mutual fund cannot use a name or title which, may be deceptive or misleading. If a fund's name suggests a certain type of investment policy, its name should be consistent with its statement of policy. The SEC staff has taken the position that if a mutual fund's name implies that its distributions will be exempt from federal income taxation it should have a fundamental policy requiring that during periods of normal market conditions either (1) the fund's assets will be invested so that at least 80% of the income will be tax-exempt or (2) the fund will have at least 80% of its net assets invested in tax-exempt securities. The Fund currently has a fundamental policy complying with the foregoing requirement.

         It is proposed that shareholders of the Fund approve replacing the Fund's current fundamental Restriction regarding the foregoing 80% test with the following fundamental Restriction:

                           "The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities."

         This proposed fundamental Restriction, if adopted by shareholders, will permit the Fund to respond to changed regulatory requirements without the delay and expense of the solicitation of shareholder approval. Adoption of the proposed change is not expected to materially affect the operation of the Fund and the Fund will continue to follow applicable SEC staff guidelines as embodied in the Fund's current fundamental Restriction.




Proposal 5J:Reclassification as Nonfundamental of All Current Fundamental
            Restrictions Other than the Fundamental Restrictions Described in the Foregoing Proposals 5A through 5I.

         Like all mutual funds, when the Fund was established the Trustees of the Current Trust adopted certain investment Restrictions that would govern the efforts of the Fund's investment advisers in seeking the Fund's investment objectives. Some of these Restrictions were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the Fund. Many of the Fund's investment restrictions were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply.

         The Fund's fundamental Restrictions were established to reflect certain regulatory, business or industry conditions as they existed at the time the Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the Restrictions discussed in Proposals 5A through 5H above be classified as fundamental and certain SEC staff guidelines require Proposal 5I to be classified as fundamental. As a result, this Proposal 5J proposes to reclassify as nonfundamental all current fundamental Restrictions of the Fund other than the fundamental Restrictions discussed in the foregoing Proposals 5A through 5I.

         Nonfundamental Restrictions may be changed or eliminated by the Fund's Trustees at any time without approval of the Fund's shareholders. The current fundamental Restrictions proposed to be reclassified as nonfundamental are shown in Exhibit G by an "R", which stands for "To be Reclassified."

         None of the proposed changes will alter the Fund's investment objective. Indeed, the Trustees believe that approval of the reclassification of fundamental Restrictions to nonfundamental Restrictions will enhance the ability of the Funds to achieve its investment objectives because the Fund's investment adviser will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

VOTING  INFORMATION CONCERNING THE MEETING

             At the close of business on November 30, 1997, there were issued and outstanding _____ shares of the Trust Class of shares and _________ shares of the Investment Class of shares of the Fund.

             Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding shares entitled to vote, at the close of business on the Record Date, present in person or represented by proxy will constitute a quorum for the Meeting.

             If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each proposal listed thereon and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve any proposal requiring a vote based on the percentage of shares actually voted. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Fund, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3799. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby and FOR each proposal listed thereon and FOR any other matters deemed appropriate.

             Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. The number of shares of each Fund outstanding as of the close of business on October 16, 1997 is set forth in Exhibit H.

             Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB, its affiliates or other representatives of the Fund (who will not be paid for their solicitation activities). Shareholder Communications Corporation ("SCC") and its agents have also been engaged by the Fund to assist in soliciting proxies. Any proxy given by you is revocable.

             In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

             Neither the Fund nor the Successor Fund is required or intends to hold annual or other periodic meeting of shareholders except as may be required by the 1940 Act. If the Reorganization is not approved by shareholders of the Fund, the next meeting of the shareholders of the Fund will be held at such time as the Board may determine or as may be legally required. If the Reorganization is approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Successor Fund at Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 such that they will be received by the Fund in a reasonable period of time prior to any such meeting.


             NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise each Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.

                             ADDITIONAL INFORMATION

Payment of Expenses

             FUNB will pay for the preparation, printing and mailing to its shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.

             It is expected that the cost of retaining SCC to assist in the proxy solicitation process will not exceed $_________.

Beneficial Ownership

             As of November 30, 1997, no person was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares [except as follows: TO BE SUPPLIED]. On November 30, 1997, the existing Trustees and officers of the Fund, together as a group, "beneficially owned" less than one percent of the Fund's outstanding Shares. The term "beneficial ownership" is as defined under
Section 13(d) of the Securities Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Fund by the existing Trustees, officers of such Fund, and/or on the records of the Fund.

Annual and Semi-Annual Reports to Shareholders

             The Fund will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Fund upon request. Any such request should be directed to the Fund at the address on the first page of this Proxy Statement or at 800 - ______.


                                 OTHER BUSINESS

             The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

             THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF EACH PROPOSAL AND ANY UNMARKED PROXIES WITHOUT

INSTRUCTIONS  TO THE  CONTRARY  WILL  BE  VOTED  IN  FAVOR  OF  APPROVAL  OF THE
PROPOSALS.


January __, 1998

                                    EXHIBIT A


                        AGREEMENT AND PLAN OF CONVERSION

             AGREEMENT AND PLAN OF CONVERSION dated as of November 26, 1997 (the "Agreement") between The Virtus Funds, a Massachusetts business trust ("Virtus Funds"), with respect to its The Maryland Municipal Bond Fund series with its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (the "Fund") and Evergreen Municipal Trust (the "Trust"), a Delaware business trust, with respect to its Maryland Municipal Bond Fund having an office at 200 Berkeley Street, Boston, Massachusetts 02116.

             WHEREAS, the Board of Trustees of the Virtus Funds and the Board of Trustees of the Trust have determined that it is in the best interests of the Fund and the Trust, respectively, that the assets of the Fund be acquired by a new series of the Trust pursuant to this Agreement and in accordance with the applicable laws of the Commonwealth of Massachusetts and the State of Delaware; and

             WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"):

             NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.             Plan of Exchange.

             (a) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein) the Fund shall assign, transfer and convey its assets, including all securities and cash held by the Fund (subject to the liabilities of the Fund) to a corresponding series of the Trust (the "Successor Fund"), and the Successor Fund shall acquire all of the assets of the Fund (subject to the liabilities of the Fund) in exchange for full and fractional Class A and Class Y shares of beneficial interest of the Successor Fund, $.001 par value per share (the "Fund Shares"), to be issued by the Trust, having an aggregate net asset value equal to the value of the net assets of the Fund. The value of the assets of the Fund and the net asset value per share of the Fund Shares shall be determined as of the Valuation Date (as defined herein) in accordance with the procedures for determining the value of the Fund's assets set forth in the Successor Fund's organizational documents and the then-current prospectus and statement of addition information for the Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Fund Shares, the Trust shall credit the Fund Shares to the Fund's account on the share record books of the Trust and shall deliver a confirmation thereof to the Fund. The Fund shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders on the share record books relating to the Fund. The Fund currently offers Trust shares and Investment shares. Holders of Trust shares will receive Class Y shares of the Successor Fund and holders of Investment shares will receive Class A shares of the Successor Fund. Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Fund.

             (b) Delivery of the assets of the Fund to be transferred shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Trust's custodian (the "Custodian"), for the account of the Trust and the Successor Fund with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Fund.

             (c) Virtus Funds will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred from the Fund to the Successor Fund hereunder and to the Trust and any distributions, rights or other assets received by Virtus Funds after the Exchange Date as distributions on or with respect to the securities transferred from the Fund to the Successor Fund hereunder. All such assets shall be deemed included in assets transferred to the Successor Fund on the Exchange Date and shall not be separately valued.

             (d) The Valuation Date shall be February 26, 1998, or such earlier or later date as may be mutually agreed upon by the parties.

             (e) As soon as practicable after the Exchange Date, Virtus Funds shall distribute all of the Fund Shares received by it among the shareholders of the Fund in proportion to the number of shares each such shareholder holds in the Fund. After the Exchange Date, the Fund shall not conduct any business except in connection with its dissolution and termination.

             (f) All costs incurred by the Fund in connection with the transactions contemplated by this Agreement shall be borne by First Union National Bank.

2.           Virtus  Funds'   Representations   and  Warranties.   Virtus  Funds
             represents and warrants to and agrees with the Trust as follows:

             (a) Virtus Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

             (b) Virtus Funds is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

             (c) Except as shown on the audited financial statements of Virtus Funds for its most recently completed fiscal period and as incurred in the ordinary course of the Virtus Funds' and the Fund's business since then, neither Virtus Funds nor the Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against Virtus Funds or the Fund.

             (d) On the Exchange Date, Virtus Funds will have full right, power and authority to sell, assign, transfer and deliver the Fund's assets to be transferred by it hereunder.

3. The Trust's Representations and Warranties. The Trust represents and warrants to and agrees with Virtus Funds as follows:

             (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement.

             (b) The Trust is registered as an open-end management investment company and will adopt the Registration Statement of the Virtus Funds with respect to the Fund, for purposes of the Securities Act of 1933, as amended, (the "1933 Act") and the 1940 Act, if applicable.

             (c) Neither the Trust nor the Successor Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Trust or the Successor Fund. Other than organizational activities, the Successor Fund has not engaged in any business activities.

             (d) At the Exchange Date, the Fund Shares to be issued to Virtus Funds (the only Fund Shares to be issued as of the Exchange Date, except for the initial capital, if any, of the Trust) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Trust. No Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

4. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

             (a) Virtus Funds shall have furnished to the Trust a statement of the Fund's assets, including a list of securities owned by the Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Valuation Date.

             (b) As of the Exchange Date, all representations and warranties of Virtus Funds made in this Agreement shall be true and correct as if made at and as of such date, and Virtus Funds shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

             (c) A vote of the shareholders of the Fund approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the vote required by applicable law.

5. Virtus Funds' Conditions Precedent. The obligations of Virtus Funds hereunder with respect to the Fund shall be subject to the condition that as of the Exchange Date all representations and warranties of the Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

6. The Trust's and the Virtus Funds' Conditions Precedent. The obligations of both the Trust and the Virtus Funds hereunder as to the Fund and the Successor Fund shall be subject to the following conditions:

             (a) The receipt of such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

             (b) The Trust's adoption of the Registration Statement on Form N-1A under the 1933 Act and the 1940 Act, if applicable, shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees of the Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective.

             (c) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the reorganization transaction contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transaction contemplated herein.

             (d) Each party shall have received an opinion of Sullivan & Worcester LLP that the Trust is duly formed and existing under the laws of the State of Delaware and that the shares of the Successor Fund to be issued pursuant to the terms of this Agreement have been duly authorized, and, when issued and delivered as provided in this Agreement, will have been validly issued, fully paid and nonassessable.

             (e) Each  party  shall  have  received  an  opinion  of  Sullivan &
Worcester LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1) of the Code, and each party shall have received an opinion of Sullivan & Worcester LLP to the effect that the Successor Fund, established pursuant to the Agreement and Declaration of Trust of the Trust, will be treated as a separate association taxable as a corporation for federal income tax purposes as a regulated investment company under the Code.

             Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

7. Termination of Agreement. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of Virtus Funds or the Board of Trustees of the Trust at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of Virtus Funds or the Board of Trustees of the Trust, make proceeding with this Agreement inadvisable.

             If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Trustees, officers or shareholders of the Trust or the Trustees, officers or shareholders of Virtus Funds, in respect of this Agreement.

8. Waiver and Amendments. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of the Trust, and any of the conditions set forth in Section 5 may be waived by the Board of Virtus Funds, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or the shareholders of the Successor Fund, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Boards of Virtus Funds and the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders of the Fund and the Successor Fund.

9.   No Survival of Representations.  None of the representations and warranties
     included  or  provided  for  herein  shall  survive   consummation  of  the
     transactions contemplated hereby.

10. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of Virtus Funds, shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

11. Capacity of Trustees, Etc. With respect to Virtus Funds, the names refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in the Virtus Funds' state of organization, which is hereby referred to and is also on file at the principal office of Virtus Funds. The obligations of Virtus Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of Virtus Funds personally, but bind only the trust property, and all persons dealing with any fund of Virtus Funds must look solely to the trust property belonging to the Fund for the enforcement of any claims against Virtus Funds.

12. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.


             IN WITNESS WHEREOF, Virtus Funds and the Trust have caused this Agreement and Plan of Conversion to be executed as of the date above first written.


                                     THE VIRTUS FUNDS
                                     ON BEHALF OF THE
                                     MARYLAND MUNICIPAL BOND FUND

ATTEST:_________________________                  By:_________________________
                                                              Title:



                                                      EVERGREEN MUNICIPAL TRUST



ATTEST:_________________________                    By:_________________________
                                                              Title:

                                    EXHIBIT B

                      Form of Investment Advisory Agreement
                    between the Successor Trust on behalf of the Maryland Municipal Bond Fund and FUNB


INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

             AGREEMENT made the day of 1997, by and between EVERGREEN MUNICIPAL TRUST, a Delaware business trust (the "Trust") and THE CAPITAL MANAGEMENT GROUP OF FIRST UNION NATIONAL BANK, a national banking association (the "Adviser").

             WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule 1 to this agreement and each series of shares subsequently issued by the Trust (each singly a "Fund" or collectively the "Funds").

             THEREFORE,   in  consideration  of  the  promises  and  the  mutual
agreements hereinafter contained, the Trust and the Adviser agree as follows:

             1. (a) The Trust hereby employs the Adviser to manage and administer the operation of the Trust and each of its Funds, to supervise the provision of the services to the Trust and each of its Funds by others, and to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

             (b) In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule 1, for which it wishes the Adviser to perform services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time.

             2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

             3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:
             (a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such, and
             (b) all expenses of the Adviser incurred in connection with its services hereunder.

     The Trust assumes and shall pay all other expenses of the Trust and its Funds, including, without limitation: (a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of any of its Funds; (b) all charges and expenses for bookkeeping and auditors; (c) all charges and expenses of any transfer agents and registrars appointed by the Trust; (d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser; (e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to a Fund in connection with transactions involving securities and other property to which the Fund is a party; (f) all costs and expenses of distribution of shares of its Funds incurred pursuant to Plans of Distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"); (g) all taxes and trust fees payable by the Trust or its Funds to Federal, state, or other governmental agencies; (h) all costs of certificates representing shares of the Trust or its Funds; (i) all fees and expenses involved in registering and maintaining registrations of the Trust, its Funds and of their shares with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Funds' shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities; (j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of each Fund of the Trust; (k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Funds; (l) all charges and expenses of legal counsel for the Trust and its Funds and for Trustees of the Trust in connection with legal matters relating to the Trust and its Funds, including, without limitation, legal services rendered in connection with the Trust and its Funds' existence, trust, and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust and its Funds has herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust and its Funds, its Trustees, officers, employees, or agents; (m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and (n) all extraordinary expenses and charges of the Trust and its Funds.

             In the event that the Adviser provides any of these services or pays any of these expenses, the Trust and any affected Fund will promptly reimburse the Adviser therefor.

             The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

             4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule 2 for such Fund.

             The Adviser's fee is computed as of the close of business on each business day.

             A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

             5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Trust with respect to all or any of its Funds all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations, and duties hereunder.

             6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

             7. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

             8. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of First Union Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of First Union Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any SubAdviser.

             9. This Agreement shall continue in effect for two years from the date set forth above and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

             10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the unaffected Funds; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

             11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities of the Trust or the affected Funds" shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

             12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

             13. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of The State of Delaware.

             IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.


                                           EVERGREEN MUNICIPAL TRUST



                                           By:
                                                    Name:
                                                    Title:


                                           THE CAPITAL MANAGEMENT GROUP
                                           OF FIRST UNION NATIONAL BANK


                                           By:

                                                                          Name:
                                                                          Title:

Schedule 1

1.           Evergreen Connecticut Municipal Bond Fund
2.           Evergreen Florida Municipal Bond Fund
3.           Evergreen Georgia Municipal Bond Fund
4.           Evergreen New Jersey Tax Free Income Fund
5.           Evergreen North Carolina Municipal Bond Fund
6.           Evergreen South Carolina Municipal Bond Fund
7.           Evergreen Virginia Municipal Bond Fund
8.           Evergreen Florida High Income Municipal Bond Fund
9.           Evergreen High Grade Tax Free Fund
10.          Evergreen Short-Intermediate Municipal Fund
11.          Evergreen Tax Exempt Money Market Fund
12.          Evergreen Pennsylvania Tax Free Money Market Fund
13.          Evergreen Maryland Municipal Bond Fund

Schedule 2

             Fees for the Evergreen Maryland Municipal Bond Fund:

                              .75 of 1.00%

             The advisory fee shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Evergreen Maryland Municipal Bond Fund. The advisory fee so accrued shall be paid to FUNB daily.

                                    EXHIBIT C

     The names and addresses of the principal executive officers and directors of Virtus Capital Management, Inc. are as follows:

OFFICERS:


Name                                                           Address


John Stephen Hall                                              Virtus Capital Management, Inc.
                                                               707 East Main Street
                                                               Suite 1300
                                                               Richmond, Virginia  23219

Tanya Orr Bird                                                 Virtus Capital Management, Inc.
                                                               707 East Main Street
                                                               Suite 1300
                                                               Richmond, Virginia  23219

Josie Clemons Rosson                                           Virtus Capital Management, Inc.
                                                               707 East Main Street
                                                               Suite 1300
                                                               Richmond, Virginia  23219

DIRECTORS:

Name                                                           Address

John S. Hall                                                   Virtus Capital Management, Inc.
                                                               707 East Main Street
                                                               Suite 1300
                                                               Richmond, Virginia  23219

Tanya Orr Bird                                                 Virtus Capital Management, Inc.
                                                               707 East Main Street
                                                               Suite 1300
                                                               Richmond, Virginia  23219


                                    EXHIBIT D

     The names and addresses of the directors and principal executive officers of FUNB are as follows:


Edward E. Crutchfield, Jr.                                     Chairman and Chief Executive Officer,
                                                               First Union Corporation; Chief Executive
                                                               Officer and Chairman, First Union National
                                                               Bank

Anthony P. Terracciano                                         President, First Union Corporation;
                                                               President First Union National Bank

John R. Georgius                                               Vice Chairman, First Union Corporation
                                                               Vice Chairman, First Union National Bank

Marion A. Cowell, Jr.                                          Executive Vice President, Secretary &
                                                               General Counsel, First Union Corporation;
                                                               Secretary and Executive Vice President,
                                                               First Union National Bank

Robert T. Atwood                                               Executive Vice President and Chief
                                                               Financial Officer, First Union Corporation;
                                                               Chief Financial Officer and Executive Vice
                                                               President

     All of the above persons are located at: First Union National Bank, One First Union Center, Charlotte, North Carolina 28288.

                                    EXHIBIT E

                                THE VIRTUS FUNDS

                      INTERIM INVESTMENT ADVISORY AGREEMENT


             This Agreement is made between Virtus Capital Management, Inc., a Maryland corporation having its principal place of business in Richmond, Virginia (the "Adviser"), and The Virtus Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

             WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

             WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

             NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

13. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust, which may be offered in one or more classes of shares ("Classes"), on whose behalf the Trust executes an exhibit to this Agreement, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets.

14. Adviser, in its supervision of the investments of each of the Funds, will be guided by each of the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

15. The Trust shall pay or cause to be paid on behalf of each Fund or Class, all of the Fund's or Classes' expenses and the Fund's or Classes' allocable share of Trust expenses.

16. The Trust, on behalf of each of the Funds shall pay to Adviser for all services rendered to such Fund by Adviser hereunder the fees set forth in the exhibits attached hereto.

17. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective. Furthermore, the Adviser may, if it deems appropriate, assume expenses of one or more Fund or Class to the extent that any Fund's or

             Classes' expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective.

18. This Agreement shall begin for each Fund on the date that the Trust executes an exhibit to this Contract relating to such Fund. This Agreement shall remain in effect for each Fund until the earlier of the Closing Date defined in the Agreement and Plan of Reorganization to be dated as of November 26, 1997 with respect to each Fund or for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Fund.

19. Notwithstanding any provision in this Agreement, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to Adviser.

20. This Agreement may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.

21. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

22. This Agreement may be amended at any time by agreement of the parties provided that the amendment shall be approved both by vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in
               Section 2(a)(42) of the Act.

23. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Agreement of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

24. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

25. This Agreement will become binding on the parties hereto upon their execution of the attached exhibits to this Agreement.

                                    EXHIBIT A

                       THE U.S. GOVERNMENT SECURITIES FUND
                        THE VIRGINIA MUNICIPAL BOND FUND
                        THE MARYLAND MUNICIPAL BOND FUND
                         THE TREASURY MONEY MARKET FUND
                              THE MONEY MARKET FUND
                         THE TAX-FREE MONEY MARKET FUND
                             THE STYLE MANAGER FUND
                        THE STYLE MANAGER: LARGE CAP FUND


Name of Fund                                      Percentage of Net Assets
The Treasury Money Market Fund                                .50 of 1%
The Money Market Fund                                         .50 of 1%
The Tax-Free Money Market Fund                                .50 of 1%
The U.S. Government Securities Fund                           .75 of 1%
The Virginia Municipal Bond Fund                              .75 of 1%
The Maryland Municipal Bond Fund                              .75 of 1%
The Style Manager: Large Cap Fund                             .75 of 1%
The Style Manager Fund                                       1.25 of 1%

         For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to the following percentage (the "applicable percentage") of the average daily net assets of each Fund.

         The fee shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.

         The advisory fee so accrued shall be paid to Adviser daily.

         Witness the due execution hereof this 28th day of November, 1997.

Attest:                                       VIRTUS CAPITAL MANAGEMENT, INC.

                                              By:
Assistant Secretary                               President


Attest:                                       THE VIRTUS FUNDS

                                              By:
Assistant Secretary                               Vice President
C. Grant Anderson

                                    EXHIBIT F


                 PROPOSED STANDARDIZED FUNDAMENTAL RESTRICTIONS


1.  Diversification of Investments

The Fund may not make any investment inconsistent with the Fund's classification as a non-diversified investment company under the Investment Company Act of 1940.

2.  Concentration of the Fund's Assets in a Particular Industry

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).


3.  Issuance of Senior Securities

                           Except as permitted under the Investment Company Act of 1940, as amended, the Fund may not issue senior securities.
4. Borrowing

                           The Fund may not borrow money, except to the extent permitted by applicable law.

5. Underwriting

                           The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed an underwriter in connection with the disposition of its portfolio securities.



6. Investment in Real Estate

                           The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.       Commodities

                           The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

                           The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

9.       Investment in Federally Tax Exempt Securities


                            The Fund will, during periods of normal
market conditions, invest its assets in accordance with applicable guidelines, issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for Funds with the words tax exempt, tax free or municipal in their names.

                                                                 EXHIBIT G





           Topic                                  THE MARYLAND MUNICIPAL BOND FUND

1.         Diversification                        The Fund is a non-diversified investment
                                                  company, as defined by the Investment
           (S)                                    Company Act of 1940, as amended.  As such,
                                                  there is no limit on the percentage of assets
                                                  which can be invested in any single issuer.  To
                                                  meet federal tax requirements for qualifications
                                                  as a "regulated investment company" the Fund
                                                  will limit its investments so at the close of
                                                  each quarter of each fiscal year: (a) with
                                                  regard to at least 50% of its total assets no
                                                  more than 5% of its total assets is invested in
                                                  the securities of a single issuer, and (b) no
                                                  more than 25% of its total assets is invested in
                                                  the securities of a single issuer.


2.         Concentration                          The Fund will not purchase securities if, as a
                                                  result of such purchase, 25% or more of the
           (S)                                    value of its total assets would be invested in
                                                  any one industry or in industrial development
                                                  bonds or other securities, the interest on which
                                                  is paid from revenues of similar types of
                                                  projects.  However, the Fund may invest as
                                                  temporary investments more than 25% of the
                                                  value of its assets in cash or cash items,
                                                  securities issued or guaranteed by the U.S.
                                                  government, its agencies, or instrumentalities,
                                                  or instruments secured by these money market
                                                  instruments, such as repurchase agreements.
3.                                                Issuing Senior  Securities The
                                                  Fund  will  not  issue  senior
                                                  securities  except that it may
                                                  borrow   money   directly   or
                                                  through
           (S)                                    reverse repurchase  agreements
                                                  in amounts up to  one-third of
                                                  the  value of its net  assets,
                                                  including the amount borrowed.


                                                                    G-1





4.         Borrowing                              The Fund may borrow money directly or
                                                  through reverse repurchase agreements in
           (S)                                    amounts up to one-third of the value of its net
                                                  assets, including the amount borrowed. The
                                                  Fund will not borrow money or engage in
                                                  reverse repurchase agreements for investment
                                                  leverage, but rather as a temporary,
                                                  extraordinary, or emergency measure or to
                                                  facilitate management of the portfolio by
                                                  enabling the Fund to meet redemption requests
                                                  when the liquidation of portfolio securities is
                                                  deemed to be inconvenient or
                                                  disadvantageous.  The Fund will not purchase
                                                  any securities while any borrowings in excess
                                                  of 5% of its total assets are outstanding.
                                                  During the period any reverse repurchase
                                                  agreements are outstanding, the Fund will
                                                  restrict the purchase of portfolio securities to
                                                  money market instruments maturing on or
                                                  before the expiration date of the reverse
                                                  repurchase agreements, but only to the extent
                                                  necessary to assure completion of the reverse
                                                  repurchase agreements.

5.         Underwriting Securities                The Fund will not underwrite any issue of
           of Other Issuers                       securities, except as the Fund may be deemed
                                                  to be an underwriter under the Securities Act
           (S)                                    of 1933 in connection with the
                                                  sale    of    securities    in
                                                  accordance with its investment
                                                  objective,    policies,    and
                                                  limitations.
6.                                                Real  Estate The Fund will not
                                                  purchase or sell real  estate,
                                                  although   it  may  invest  in
                                                  securities of issuers
           (S)                                    whose  business  involves  the
                                                  purchase   or   sale  of  real
                                                  estate or in securities  which
                                                  are  secured by real estate or
                                                  interests in real estate.
7.         Commodities                            The Fund will not purchase or sell
                                                  commodities, commodity contracts or
           (S)                                    commodity futures contracts.
8.         Loans to Others                        The Fund will not lend any of its assets, except
                                                  that it may acquire publicly or nonpublicly
           (S)                                    issued municipal securities or
                                                  temporary investments or enter
                                                  into repurchase  agreements as
                                                  permitted    by   the   Fund's
                                                  investment          objective,
                                                  policies,    limitations   and
                                                  Declaration of Trust.


                                                                    G-2





9.         Investment in Federally                The Fund will invest its assets so that, under
           Tax Exempt Securities                  normal circumstances, at least 80% of its
                                                  annual interest income is exempt from federal
           (S)                                    regular  income  taxes  or  at
                                                  least  80% of its  net  assets
                                                  are  invested in  obligations,
                                                  the interest income from which
                                                  is exempt from federal regular
                                                  income taxes.

                                                  Federal   regular  income  tax
                                                  does not  include  the federal
                                                  individual alternative minimum
                                                  tax or the federal alternative
                                                  minimum tax for corporations.

10.                                               Margin Purchases The Fund will
                                                  not purchase any securities on
                                                  margin but it may obtain  such
                                                  short-term
           (R)                                    credits  as may  be  necessary
                                                  for clearance of transactions.
11. Short Sales The Fund may not sell any securities short.

           (R)
12.        Pledges                                The Fund will not mortgage, pledge, or
                                                  hypothecate any assets except to secure
           (R)                                    permitted borrowings.  In these cases the Fund
                                                  may pledge assets having a market value not
                                                  exceeding the lesser of the dollar amounts
                                                  borrowed or 15% of the value of total assets
                                                  of the Fund at the time of the pledge.  Margin
                                                  deposits for the purchase and sale of financial
                                                  futures contracts and related options are not
                                                  deemed to be a pledge.
13.                                               Illiquid  Securities  The Fund
                                                  will not invest  more than 10%
                                                  of   its   net    assets    in
                                                  securities      subject     to
                                                  restrictions
           (R)                                    on resale under the Securities
                                                  Act of  1933  (except  certain
                                                  restricted   securities  which
                                                  meet    the    criteria    for
                                                  liquidity  as  established  by
                                                  the Board of Trustees).
14.        Investment  in State Tax The Fund  will  invest  its  assets so that, under Exempt Securities normal circumstances, at least 80% of its annual interest income is exempt from
           (R)                                    Maryland state income taxes or
                                                  at least 80% of its net assets
                                                  are  invested in  obligations,
                                                  the interest income from which
                                                  is exempt from Maryland  state
                                                  income taxes.



                                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                                          VOTE THIS PROXY CARD TODAY!
                                         YOUR PROMPT RESPONSE WILL SAVE
                                       THE EXPENSE OF ADDITIONAL MAILINGS

                                  Please  detach  at   perforation
before mailing.




                                          SPECIAL MEETING OF SHAREHOLDERS

                                                   FEBRUARY 20, 1998

The undersigned hereby appoints _____________, __________ and ____________
and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Maryland Municipal Bond Fund (the "Fund") of The Virtus Trust (the "Trust"), which the undersigned is entitled to vote at a special meeting of Shareholders of the Fund to be held at 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on February 20, 1998, at 2:00 p.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.


Date:                                                , 1998

           ---------------------------
         Signature(s)

         Title(s), if applicable

                                   EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                                   PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                                   TODAY!



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                                                                For         Against       Abstain

         1.       To approve the proposed Agreement and Plan                    [  ]          [  ]               [  ]
                  of Reorganization with the Successor Fund of
                  the Successor Trust

         2.       To approve the proposed new investment advisory               [  ]          [  ]              [  ]
                  agreement between the Successor Trust on behalf
                  of the Successor Fund and the Capital Management
                  Group of First Union National Bank ("FUNB")

         3.       To approve an interim investment advisory                     [  ]          [  ]        [  ]
                  agreement between the Fund and Virtus Capital
                  Management, Inc. until the reorganization of the
                  Fund into the Successor Fund

         4.       To approve the proposed reclassification of the               [  ]          [  ]        [  ]
                  Fund's investment objective from fundamental
                  to nonfundamental

         5.       To approve the proposed changes to the Fund's                 [  ]             [  ]               [  ]
                  fundamental investment restrictions

                  [  ]     To vote against the proposed changes to
                           one or more of the specific fundamental
                           investment restrictions, but to approve
                           the others, fill in the box at the left AND
                           indicate the number(s) of the
                           fundamental investment restrictions
                           you do not want to change on this
                           line: ___________________________


         6. To transact any other business that may come [ ] [ ] [ ] before the Meeting or any adjournment thereof.